LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:       JUNE 1-30, 2003                               PAYMENT DATE: JUL 15 2003
DETERMINATION DATE:      JUL 09 2003                                   REPORT BRANCH:2031

---------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL       CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%         18.20%          26.00%        27.20%         25.60%         97.00%         3.00%
Original Pool Balance    250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Number of Contracts              14,124
Class Pass Through Rates                       1.2875%         1.4910%       2.0210%        2.7730%                      8.5000%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02000%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
   APR                        12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate      0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio        12.65780%
Initial Weighted Average
   Remaining Term                 64.00
Initial Weighted Average
   Original Term                  68.00

---------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   BALANCES                  TOTAL        CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
---------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance        230,424,749.13  26,512,006.66   65,000,000.00 68,000,000.00  64,000,000.00 223,512,006.66  6,912,742.47
Total Note Balance        230,683,479.48  26,512,006.66   65,000,000.00 68,000,000.00  64,000,000.00 223,512,006.66  7,171,472.82

EOP:
Class Percentages                100.00%                                                                     97.00%         3.00%
Number of Current Month
   Closed Contracts                  317
Number of Reopened Loans               0
Number of Contracts - EOP         13,164
Total Pool Balance - EOP  222,936,551.99  19,248,455.43   65,000,000.00 68,000,000.00  64,000,000.00 216,248,455.43  6,688,096.56
Total Note Balance - EOP  223,304,703.15  19,248,455.43   65,000,000.00 68,000,000.00  64,000,000.00 216,248,455.43  7,056,247.72

Class Collateral Pool Factors 0.89321881     0.42304298      1.00000000    1.00000000     1.00000000                   0.94083303

Weighted Average APR of
   Remaining Portfolio         12.64170%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                     0.00036%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio      12.64134%
Weighted Average
   Remaining Term                  60.39
Weighted Average
   Original Term                   68.24

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                     CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
   Principal                                              2,875,337.34
   Interest                                               2,320,517.17
Early Payoffs:
   Principal Collected                                    3,398,341.46
   Early Payoff Excess Servicing Compensation                   600.79
   Early Payoff Principal Net of Rule of 78s Adj.         3,397,740.67           246
   Interest                                                  33,578.75
Liquidated Receivable:
   Principal Collected                                      119,496.74
   Liquidated Receivable Excess Servicing Compensation            0.00
   Liquidated Receivable Principal Net of Rule of 78s Adj.  119,496.74            71
   Interest                                                    (781.90)
Cram Down Loss:
   Principal                                                      0.00
Purchase Amount:
   Principal                                                      0.00             0
   Interest                                                       0.00
                         Total Principal                  6,392,574.75
                         Total Interest                   2,353,314.02
                         Total Principal and Interest     8,745,888.77
Recoveries                                                  575,844.85
Excess Servicing Compensation                                   600.79
Late Fees & Miscellaneous Fees                               37,259.46
Collection Account Customer Cash                          9,359,593.87
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                          5,847.88
Servicer Simple Interest Shortfall or (Excess)               34,549.63
Simple Interest Excess to Spread Account                          0.00
Available Funds                                           9,399,991.38

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHORTFALL / DRAW
DISTRIBUTION                                                                   DISTRIBUTION AMOUNT   DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   9,399,991.38
Monthly Dealer Participation Fee                                 89.98             9,399,901.40           0.00
Prior Unpaid Dealer Participation Fee                             0.00             9,399,901.40
Servicing Fees:
   Current Month Servicing Fee                              422,445.37
   Prior Period Unpaid Servicing Fee                              0.00
   Late Fees & Miscellaneous Fees                            37,259.46
   Excess Servicing Compensation                                600.79
   Total Servicing Fees:                                    460,305.62             8,939,595.78           0.00
Senior Strip:                                                48,005.16             8,891,590.62           0.00
Certificate Insurer:                    Premium              65,191.01             8,826,399.61           0.00
Indenture Trustee Fee                                           672.83             8,825,726.78           0.00
Custodian Fee                                                 3,840.41             8,821,886.37           0.00
Backup Servicer Fee                                           4,128.44             8,817,757.93           0.00
Prior Unpaid Certificate Insurer Premium                          0.00             8,817,757.93           0.00
Prior Unpaid Indenture Trustee Fee                                0.00             8,817,757.93           0.00
Prior Unpaid Custodian Fee                                        0.00             8,817,757.93           0.00
Prior Unpaid Backup Servicing Fee                                 0.00             8,817,757.93           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                         DISTRIBUTION AMOUNT   DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest: Current Month                   27,497.00                 8,790,260.93           0.00
                         Prior Carryover Shortfall            0.00                 8,790,260.93
Class A-2 Note Interest: Current Month                   80,762.50                 8,709,498.43           0.00
                         Prior Carryover Shortfall            0.00                 8,709,498.43
Class A-3 Note Interest: Current Month                  114,523.33                 8,594,975.10           0.00
                         Prior Carryover Shortfall            0.00                 8,594,975.10
Class A-4 Note Interest: Current Month                  147,893.33                 8,447,081.77           0.00
                         Prior Carryover Shortfall            0.00                 8,447,081.77
Class A-1 Note Principal:Current Month                7,263,551.23                 1,183,530.54           0.00
                         Prior Carryover Shortfall            0.00                 1,183,530.54
Class A-2 Note Principal:Current Month                        0.00                 1,183,530.54           0.00
                         Prior Carryover Shortfall            0.00                 1,183,530.54
Class A-3 Note Principal:Current Month                        0.00                 1,183,530.54           0.00
                         Prior Carryover Shortfall            0.00                 1,183,530.54
Class A-4 Note Principal:Current Month                        0.00                 1,183,530.54           0.00
                         Prior Carryover Shortfall            0.00                 1,183,530.54
Certificate Insurer:     Reimbursement Obligations            0.00                 1,183,530.54           0.00
Expenses:                Trust Collateral Agent               0.00                 1,183,530.54           0.00
                         Indenture Trustee                    0.00                 1,183,530.54           0.00
                         Custodian                            0.00                 1,183,530.54           0.00
                         Backup Servicer                      0.00                 1,183,530.54           0.00
Senior Strip Allocation                                       0.00                 1,183,530.54
Class B Note Interest:   Current Month                   50,797.93                 1,180,737.77           0.00
                         Prior Carryover Shortfall            0.00                 1,180,737.77
Distribution to the Class B Reserve Account              48,005.16                 1,132,732.61
Distribution (from) the Class B Reserve Account               0.00                 1,132,732.61
Distribution to (from) the Spread Account             1,132,732.61                         0.00

---------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
---------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
   BOP Liquidated Receivable Principal Balance        1,215,119.13
   Liquidation Principal Proceeds                       119,496.74
   Principal Loss                                     1,095,622.39
   Prior Month Cumulative Principal Loss LTD            795,188.99
   Cumulative Principal Loss LTD                      1,890,811.38

--------------------------------------------------------------------------------
STATISTICAL INFORMATION
--------------------------------------------------------------------------------
                                                                     % OF TOTAL
DELINQUENCY STATUS:      # OF CONTRACTS                  AMOUNT     POOL BALANCE
Current                          10,033             173,741,344.91     77.93%
1-29 Days                         2,881              45,697,533.77     20.50%
30-59 Days                          136               1,700,667.52      0.76%
60-89 Days                           61                 895,220.55      0.40%
90-119 Days                          26                 506,404.73      0.23%
120 Days or More                     27                 395,380.51      0.18%
Total                            13,164             222,936,551.99    100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                           Trigger         Trigger     Event of Default    Event of
                         Current Month    Threshold         Event        Threshold         Default
Average Delinquency Ratio   1.00140%        6.00%            NO            8.00%              NO
Cumulative Default Rate      1.20%          4.84%            NO            6.05%              NO
Cumulative Loss Rate         0.41%          2.42%            NO            3.33%              NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                         CERTIFICATE INVENTORY                                                 RECOVERY INVENTORY
                             # OF CONTRACTS          AMOUNT *                                    # OF CONTRACTS         AMOUNT *
   Prior Month Inventory             54             1,083,093.55            Prior Month Inventory       6             133,909.23
             Repurchased              0                     0.00                      Repurchased       0                   0.00
Adj. Prior Month Inventory           54             1,083,093.55   Adjusted Prior Month Inventory       6             133,909.23
     Current Month Repos             31               529,326.46              Current Month Repos      53           1,058,496.26
Repos Actually Liquidated            46               933,038.24     Repos from Trust Liquidation       0                   0.00
        Repos Liquidated                                                Repos Actually Liquidated      53           1,096,986.21
          at 60+ or 150+              0                     0.00
           Dealer Payoff              0                     0.00                    Dealer Payoff       0                   0.00
        Redeemed / Cured              1                12,567.05                 Redeemed / Cured       0                   0.00
         Purchased Repos              0                     0.00                  Purchased Repos       0                   0.00
 Current Month Inventory             38               666,814.72          Current Month Inventory       6              95,419.28

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                              # OF CONTRACTS         AMOUNT
Current Month Balance                71           1,215,119.13
Cumulative Balance                  109           2,228,637.07
Current Month Proceeds                              118,714.84
Cumulative Proceeds                                 337,452.46
Current Month Recoveries                            575,844.85
Cumulative Recoveries                               875,361.11

                                         RECEIVABLES LIQUIDATED AT 150 OR
                                         MORE DAYS DELINQUENT, 60 OR MORE
                                         DAYS PAST THE DATE AVAILABLE FOR                 CUMULATIVE RECEIVABLES
                                         SALE AND BY ELECTION:                            LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                    Balance            Units
Prior Month                                  21,084.76               1                       0.00             0.00
Current Trust Liquidation Balance                 0.00               0                       0.00             0.00
Current Monthly Principal Payments             (643.97)
Reopened Loan Due to NSF                      5,186.56               3
Current Repurchases                               0.00               0
Current Recovery Sale Proceeds                    0.00              (2)
Deficiency Balance of Sold Vehicles               0.00
EOP                                          25,627.35               2                       0.00             0.00

SPREAD ACCOUNT RECONCILIATION
                                                       REQUISITE AMOUNT: 17,834,924.16
Total Deposit                            11,125,000.00
BOP Balance                              16,053,928.91
Remaining Distribution Amount             1,132,732.61
Simple Interest Excess to Spread Account             -
Investment Income                            12,719.55
Current Month Draw                                   -
EOP Balance Prior to Distribution        17,199,381.07

Current Spread Account Release Amount                -

EOP Balance                              17,199,381.07

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                               SPECIFIED
                                                                         CLASS B RESERVE
                                                                                BALANCE:  1,950,694.83
Total Deposit                                             2,187,500.00
BOP Balance                                               2,016,216.55
Excess Due Class B Reserve  From Spread Account                      -
Senior Strip                                                 48,005.16
Investment Income                                             1,698.22
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         2,065,919.93

Class B Reserve Account Release Amount                      115,225.10

EOP Balance                                               1,950,694.83

   Class B Principal Payment Amount                         115,225.10

   Distribution to Certificateholder                                 -


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                       CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------
        UP TO MONTH      TRIGGER EVENT  EVENT OF DEFAULT   UP TO MONTH   TRIGGER EVENT EVENT OF DEFAULT
             3               1.21%          1.82%               3            2.42%         3.93%
             6               2.42%          3.33%               6            4.84%         6.05%
             9               3.03%          4.24%               9            5.75%         7.15%
            12               4.84%          6.05%              12            9.08%         10.45%
            15               5.50%          6.88%              15           10.45%         12.65%
            18               6.60%          8.25%              18           13.20%         15.13%
            21               7.70%          9.63%              21           14.30%         17.60%
            24               8.53%          10.45%             24           15.68%         19.25%
            27               9.08%          11.28%             27           16.50%         20.63%
            30               9.90%          12.10%             30           18.15%         22.00%
            33               10.45%         12.93%             33           19.25%         23.65%
            36               11.00%         13.48%             36           20.08%         24.75%
            39               11.28%         13.75%             39           20.63%         25.30%
            42               11.55%         14.30%             42           21.45%         26.13%
            45               11.55%         14.30%             45           22.00%         26.13%
            48               11.55%         14.30%             48           22.00%         26.13%
            51               11.55%         14.30%             51           22.00%         26.13%
            54               11.55%         14.30%             54           22.00%         26.13%
            57               11.55%         14.30%             57           22.00%         26.13%
            60               11.55%         14.30%             60           22.00%         26.13%
            63               11.55%         14.30%             63           22.00%         26.13%
            66               11.55%         14.30%             66           22.00%         26.13%
            69               11.55%         14.30%             69           22.00%         26.13%
            72               11.55%         14.30%             72           22.00%         26.13%
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-----------------------------------------------------------------------
        UP TO MONTH                     TRIGGER EVENT  EVENT OF DEFAULT
                      12                    6.00%           8.00%
                      24                    7.00%           9.00%
                      72                    8.00%          10.00%
-----------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of June 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.



/s/ Marie E. Persichetti
-------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
-------------------------
Maureen E. Morley
Vice President and Controller